                                                                    EXHIBIT 99.1


[McLeodUSA logo]                    [MCLD: A Nasdaq-100 Company logo]

McLeodUSA Incorporated
McLeodUSA Technology Park
6400 C Street SW, PO Box 3177
Cedar Rapids, IA 52406-3177
Investor Contact:  Bryce E. Nemitz
Press Contact:  Bruce A. Tiemann
mcleodusa_ir@mcleodusa.com
Phone:  (319) 790-7800
FAX: (319) 790-7767

FOR IMMEDIATE RELEASE

            McLeodUSA Reports Solid Results for Third Quarter 2000

               (.)  EBITDA significantly exceeds expectations
               (.)  Revenues surpass market expectations
               (.)  Retail data services introduced
               (.)  CapRock Communications acquisition announced
               (.)  117,300 lines sold; 80,100 new lines in service

Cedar Rapids, Iowa - October 25, 2000 - McLeodUSA Incorporated (Nasdaq: MCLD), one of the nation's top telecommunications companies, today reported results for the quarter ended September 30, 2000. Total revenues were a record $366.6 million for the quarter, compared to $241.1 million for the same period one year ago, an increase of 52 percent. EBITDA (earnings before interest, taxes, depreciation and amortization) for the quarter was $15.1 million, up from $1.1 million last quarter and approximately 90 percent above consensus market expectations. Net loss per common share for the quarter was $0.24 before the extraordinary charge for early retirement of debt acquired in the Splitrock merger.

McLeodUSA President and COO Steve Gray stated, "Operationally, we posted another solid quarter, exceeding market expectations for both revenue and EBITDA. Most notably, our revenue total in sequential quarters rose 13 percent for telecommunications revenue and more than 10 percent for total revenues. We generated sales of more than 117,000 new lines and installed in excess of 80,000 lines. Our team's ability to optimize synergies as we integrate our voice and data networks, along with continuing to improve our competitive margins, contributed very positively to our EBITDA results."

"A particular highlight of our quarter," said Gray, "was the announcement of our intention to acquire CapRock Communications, a Dallas-based CLEC with a six-state target market and adding four new states to the McLeodUSA marketplace. When this transaction closes, we expect to have more than 23,000 route miles of fiber and pass the one million access line milestone. The CapRock team and service area will become the fourth geographic region in the McLeodUSA 25-state footprint. We look forward to closing this deal and realizing the synergistic value of our combined companies."

During the quarter, McLeodUSA Publishing Company acquired three Minnesota directories serving the Twin Cities area from Smart Pages of Lansing, Michigan. These three directories will reach a population of approximately 2.5 million when they publish mid-year 2001, increasing the total competitive directories published over the next 12 months to 30 million. By this time next year, McLeodUSA directories will reach 51 million people in 26 states with five of those states covered ubiquitously by McLeodUSA directories.

McLeodUSA introduced a family of retail data products during the quarter. As of quarter end, the Company had approximately 30,000 Internet subscribers, 3,000 broadband customers and 140 DSLAMs installed.

Clark McLeod, Chairman and CEO of McLeodUSA, summarized, "Our results once again demonstrate that a company with a great strategy, executed by an industry-leading management team, and backed by a fully funded business plan can thrive in this sector today. The opportunistic acquisition of CapRock Communications this quarter is another strong example of the viability of the McLeodUSA plan. The senior management team is looking forward to our Investor / Analyst Conference and live Webcast on November 8 where we will unveil our next generation network, our successful and replicable competitive provider business model, and our overall vision for 2001 and beyond."

Quarterly Conference Call
-------------------------

An audio conference call will be held at 11 a.m. Eastern, Thursday, October 26 to discuss quarterly results as well as other important Company matters. The U.S. number for the call is 877-883-0253; international callers should phone 712-271-0059. The passcode for the live call is "McLeodUSA." Replay of the call will be available at 800-925-1644 (domestic) and 402-530-8062 (international).

The live conference call will also be Webcast at:
www.mcleodusa.com/aboutmcleodusa/investorrelations/webcasts.php3
----------------------------------------------------------------
and the audio replay will be available at the same location beginning at 1 p.m. Eastern on October 26.

Investor / Analyst Conference and Webcast
-----------------------------------------

McLeodUSA will host an Investor /Analyst Conference in New York City on Wednesday, November 8. The presentation will be Webcast live. The event will begin at 9:45 a.m. Eastern and conclude at 3 p.m. The entire senior management team of McLeodUSA will be present. Additional details about the Webcast will be issued by November 1 in a press release.

About McLeodUSA
---------------

McLeodUSA provides selected telecommunications services to customers nationwide. Integrated communications including local services are currently available in several Midwest and Rocky Mountain states; long distance and advanced data services are available in all 50 states. McLeodUSA is a facilities-based telecommunications provider with 375 ATM switches, 37 voice switches, nearly 905,000 local lines, and 9,500 employees. The Company recently expanded its marketplace for advanced data and Internet services to all 50 states through the acquisition of Splitrock Services, Inc. The network acquired in the Splitrock transaction is capable of transmitting integrated next-generation data, video and voice services, reaching 800 cities and 90 percent of the U.S. population. In the next 12 months, McLeodUSA will distribute 30 million directories in 26 states, serving a population of 51 million. McLeodUSA Incorporated is a Nasdaq-100 company traded as MCLD. The Company's Web site is available at www.mcleodusa.com.
-----------------


Some of the statements contained in this press release discuss future expectations, contain projections of results of operations or financial condition or state other forward-looking information. Those statements are subject to known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from those contemplated by the statements. The "forward-looking" information is based on various factors and was derived using numerous assumptions. In some cases, you can identify these so-called forward-looking statements by words like "may," "will," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "projects," "potential," or "continue" or the negative of those words and other comparable words. You should be aware that those statements only reflect the predictions of McLeodUSA. Actual events or results may differ substantially. Important factors that could cause actual events or results of McLeodUSA to be materially different from the forward-looking statements include availability of financing and regulatory approvals, the number of potential customers in a target market, the existence of strategic alliances or relationships, technological, regulatory or other developments in the industry, changes in the competitive climate in which McLeodUSA operates and the emergence of future opportunities. These and other applicable risks are summarized under the caption "Risk Factors" in the McLeodUSA Annual Report on Form 10-K for the fiscal year ended December 31, 1999, which is filed with the Securities and Exchange Commission.
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                     McLeodUSA Incorporated and Subsidiaries
                      Consolidated Statement of Operations
                    (In thousands, except for per share data)

                                   (UNAUDITED)

                                                        Three Months Ended              Nine Months Ended
                                                        ------------------              -----------------
                                                           September 30                   September 30
                                                           ------------                   ------------
                                                         2000          1999           2000             1999
                                                         ----          ----           ----             ----
Revenues:
  Telecommunications                                $   278,168    $   163,554    $   721,636     $   416,057
  Local exchange services                                21,646         20,365         63,762          57,784
  Directory                                              60,766         51,895        185,330         157,199
  Other                                                   6,065          5,290         15,999          13,835
                                                    -----------    -----------    -----------     -----------
     Total revenues                                     366,645        241,104        986,727         644,875
Operating expenses:
  Cost of service                                       204,186        121,931        548,612         327,438
  Selling, general and administrative                   147,342        104,046        403,905         282,385
  Depreciation and amortization                         113,641         51,875        276,834         130,583
                                                    -----------    -----------    -----------     -----------
     Total operating expenses                           465,169        277,852      1,229,351         740,406
                                                    -----------    -----------    -----------     -----------
     Operating loss                                     (98,524)       (36,748)      (242,624)        (95,531)
Non-operating income (expense):
  Interest income                                        12,197          8,139         43,060          23,153
  Interest (expense)                                    (40,657)       (36,799)      (113,597)       (102,479)
  Other                                                    (744)         6,993          1,227           7,555
     Total non-operating income (expense)               (29,204)       (21,667)       (69,310)        (71,771)
                                                    -----------    -----------    -----------     -----------
     Loss before income taxes and extraordinary
       charge                                          (127,728)       (58,415)      (311,934)       (167,302)
Income taxes                                               ----           ----           ----            ----
                                                    -----------    -----------    -----------     -----------
     Net loss before extraordinary charge              (127,728)       (58,415)      (311,934)       (167,302)
Extraordinary charge for early retirement of debt       (24,446)          ----        (24,446)           ----
                                                    -----------    -----------    -----------     -----------
     Net loss                                          (152,174)       (58,415)      (336,380)       (167,302)
Preferred stock dividend                                (13,602)        (4,125)       (40,806)         (4,125)
     Net loss applicable to common shares           $  (165,776)   $   (62,540)   $  (377,186)    $  (171,427)
                                                    ===========    ===========    ===========     ===========
Net loss per common share:
     Loss before extraordinary charge               $     (0.24)   $     (0.14)   $     (0.65)    $     (0.39)
     Extraordinary charge                           $     (0.04)          ----    $     (0.04)           ----
                                                    -----------    -----------    -----------     -----------
     Net loss per common share /(1)/                $     (0.28)   $     (0.14)   $     (0.69)    $     (0.39)
                                                    ===========    ===========    ===========     ===========
Weighted average common shares outstanding /(1)/        583,326        458,031        547,313         434,946
                                                    ===========    ===========    ===========     ===========
EBITDA                                              $    15,117    $    15,127    $    34,210     $    35,052
                                                    ===========    ===========    ===========     ===========

/(1)/ As adjusted for the April 24, 2000 three-for-one stock split effected in the form of a stock dividend.

                    McLeodUSA Incorporated and Subsidiaries
                      Consolidated Statement of Operations
                   (In thousands, except for per share data)

                                  (UNAUDITED)

                                                                    Three Months Ended
                                                                    ------------------
                                                     12/31/99     3/31/00      6/30/00       9/30/00
                                                     --------     -------      -------       -------
Revenues:
  Telecommunications                                $ 185,403    $ 197,311    $ 246,157    $ 278,168
  Local exchange services                              20,596       21,609       20,507       21,646
  Directory                                            53,015       64,802       59,762       60,766
  Other                                                 4,903        4,577        5,357        6,065
                                                    ---------    ---------    ---------    ---------
     Total revenues                                   263,917      288,299      331,783      366,645
Operating expenses:
  Cost of service                                     129,647      148,059      196,367      204,186
  Selling, general and administrative                 110,302      122,218      134,345      147,342
  Depreciation and amortization                        60,112       60,632      102,561      113,641
                                                    ---------    ---------    ---------    ---------
     Total operating expenses                         300,061      330,909      433,273      465,169
                                                    ---------    ---------    ---------    ---------
     Operating loss                                   (36,144)     (42,610)    (101,490)     (98,524)
Non-operating income (expense):
  Interest income                                      19,471       15,321       15,542       12,197
  Interest (expense)                                  (34,389)     (30,970)     (41,970)     (40,657)
  Other                                                (1,918)        (199)       2,170         (744)
                                                    ---------    ---------    ---------    ---------
     Total non-operating income (expense)             (16,836)     (15,848)     (24,258)     (29,204)
                                                    ---------    ---------    ---------    ---------
     Loss before income taxes and extraordinary
       charge                                         (52,980)     (58,458)    (125,748)    (127,728)
Income taxes                                             ----         ----         ----         ----
                                                    ---------    ---------    ---------    ---------
     Net loss before extraordinary charge             (52,980)     (58,458)    (125,748)    (127,728)
Extraordinary charge for early retirement of debt        ----         ----        -----      (24,446)
                                                    ---------    ---------    ---------    ---------
     Net loss                                         (52,980)     (58,458)    (125,748)    (152,174)
Preferred stock dividend                              (13,602)     (13,602)     (13,602)     (13,602)
                                                    ---------    ---------    ---------    ---------
     Net loss applicable to common shares           $ (66,582)   $ (72,060)   $(139,350)   $(165,776)
                                                    =========    =========    =========    =========

Net loss per common share:
     Loss before extraordinary charge               $   (0.14)   $   (0.15)   $   (0.24)   $   (0.24)
     Extraordinary charge                                ----         ----         ----    $   (0.04)
                                                    ---------    ---------    ---------    ---------
     Net loss per common share /(1)/                $   (0.14)   $   (0.15)   $   (0.24)   $   (0.28)
                                                    =========    =========    =========    =========
Weighted average common share outstanding /(1)/       467,415      479,723      578,572      583,326
                                                    =========    =========    =========    =========
EBITDA                                              $  23,968    $  18,022    $   1,071    $  15,117
                                                    =========    =========    =========    =========

/(1)/ As adjusted for the April 24, 2000 three-for-one stock split effected in the form of a stock dividend.

McLeodUSA Selected Statistical Data:


                                        9/30/00   6/30/00   9/30/99
                                        -------   -------   -------

Sales cities                               124       115       110

Central offices leased                     656       530       366

Collocations                               242       230       143

Switches owned
  CO / LD                                   37        37        27
  ATM / Frame Relay                        375       361        13

Route miles /(1)/                       16,944    12,827     9,412


Total
  Lines in service                     904,600   823,800   616,400
     On-switch / net                   360,000   320,800   210,300

  Customers                            347,100   324,000   260,500


Competitive
  Lines in service                     803,000   722,900   516,200
     On-switch / net                   258,400   219,900   110,100

  Customers                            269,100   246,600   183,300

  Lines sold during quarter            117,300   110,500    80,900

  New lines installed during quarter    80,100    73,400    60,600
     On-switch / net                    38,500    43,100    23,800

ILEC
  Lines in service                     101,600   100,900   100,200

  Customers                             78,000    77,400    77,200


/(1)/ Route miles total for 9/30/00 includes 5,798 Level 3 route miles accepted to date.

Frequently Asked Questions:


Financial  (Note:  Numbers are preliminary and unaudited; in millions)
---------

               What are the third quarter numbers for:

                  (.)     Cash and Available Cash                    $1,305
                  (.)     PP&E
                           (.)     Gross                             $2,506
                           (.)     Net                               $2,162
                  (.)     Long Term Debt                             $2,371
                  (.)     CAPEX                                      $  317
                  (.)     Outstanding shares                            585
                  (.)     Fully diluted shares                          836

               Of the EBITDA total for the quarter, how much was attributable to competitive operations? Approximately $9.7 million of the $15.1 million total


Network
-------
               What are the third quarter numbers for:
                  (.)     Intracity route miles         28% of total route miles
                  (.)     Intercity route miles         72% of total route miles
                  (.)     Average fibers per mile                             50
                  (.)     Buildings connected                              1,254
                  (.)     DSLAMs installed to date                           140


Marketshare
-----------

               What percentage of competitive local lines installed during third quarter were in the core states of IA and IL?

                                                 Current Quarter    Cumulative
                  (.)     IA and IL                    26%              39%
                  (.)     Outside IA and IL            74%              61%

               What is the McLeodUSA marketshare penetration of local business lines in markets served?
                  (.)     Above 40% penetration      IA
                  (.)     30 - 39% penetration       IL, ND, SD, WY
                  (.)     20 - 29% penetration       MN, WI
                  (.)     10 - 19% penetration       CO, MI, MO